Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
24.	COMMITMENTS AND CONTINGENCIES

1)	Lease Commitments

The Company extended its lease agreement of its principal office for a 5-year period from October 1, 2013 to September 30, 2018.  The following table sets forth the Company’s contractual obligations as of December 31, 2013 in future periods:

Rental payments

2014	$263,237
2015	263,237
2016	263,237
2017	263,237
2018	197,428
Total	1,250,376

2)	Guarantee Commitments

The guarantees will terminate upon payment and/or cancellation of the obligation; however, payments by the Company would be triggered by failure of the guaranteed party to fulfill its obligation covered by the guarantee. Generally, the average guarantee expiration terms ranged within 6 to 12 months and the average percentage of the guarantee amount as security deposit is 10% ~ 20%.

3)	Contingencies

The Company is involved in various legal actions arising in the ordinary course of its business. As of December 31, 2013, the Company was involved in 25 lawsuits, among which 23 were related to its loan business and 2 were related to guarantee business. The Company brought these lawsuits for the recovery of delinquent balances. 15 of these cases with an aggregated claim of $4.6 million have been adjudicated by the court in favor of the Company and these cases are settled or in the process of enforcement. The remaining 10 cases with an aggregated claim of $6.1 million have not been adjudicated by the court yet as of December 31, 2013.